SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     September 4, 2003

Chart Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11442	34-1712937
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

5885 Landerbrook Drive, Suite 205, Cleveland, Ohio	44124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 753-1490

(Former Name or Former Address, if Changed Since Last Report)

This Form 8-K/A amends the Form 8-K of Chart Industries, Inc. (the “Company”), dated September 4, 2003 and filed with the Securities and Exchange Commission on September 19, 2003 (the “Form 8-K”). The sole purpose of this amendment is to correct a clerical error in the document set forth as Exhibit 2.1 to the Form 8-K, which caused incorrect section numeration to appear in that exhibit, and to correct an error in the EDGAR submission of Exhibit 10.5 to the Form 8-K, which caused the omission of the document intended as Exhibit 10.5 to the Form 8-K and the duplicative filing of another exhibit as Exhibit 10.5.

The Form 8-K is amended as follows: Exhibit 2.1, attached hereto, replaces and supercedes Exhibit 2.1 to the Form 8-K; and Exhibit 10.5, attached hereto, replaces and supercedes Exhibit 10.5 to the Form 8-K.

All information in the Form 8-K and its exhibits, as amended, speaks as of the original filing date of the Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

	2.1	Amended Joint Prepackaged Reorganization Plan of Chart Industries, Inc. and Certain Subsidiaries, dated September 3, 2003

	10.5	Investor Rights Agreement by and among Chart Industries, Inc. and the Stockholder parties thereto, dated September 15, 2003

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART INDUSTRIES, INC.
Date: September 22, 2003	By: /s/ Michael F. Biehl
Michael F. Biehl
Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit	Description of Exhibit

2.1	Amended Joint Prepackaged Reorganization Plan of Chart Industries, Inc. and Certain Subsidiaries, dated September 3, 2003

10.5	Investor Rights Agreement by and among Chart Industries, Inc. and the Stockholder parties thereto, dated September 15, 2003

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